SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 634-9400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
From time to time beginning on November 2, 2005, New York Mortgage Trust, Inc. (the “Company”) intends to attend conferences and convene meetings with analysts (the “Analyst Meetings”) at which the Company will make the presentation that is furnished herewith as Exhibit 99.1 (the “Presentation Materials”).
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is furnished with this Current Report on Form 8-K.

99.1	Presentation Materials to be presented at conferences and Analyst Meetings.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: October 31, 2005	By:	/s/ Michael I. Wirth

Michael I. Wirth
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation Materials to be presented at conferences and Analyst Meetings.